UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):   September 24, 2002


                              CYLINK CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                   CALIFORNIA
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                 (State or Other Jurisdiction of Incorporation)


              000-27742                               95-389160
              ---------                               ---------
      (Commission File Number)            (I.R.S. Employer Identification No.)




               3131 Jay Street, Santa Clara, California      95054
              -----------------------------------------------------
       (Address of Principal Executive Offices)            (Zip Code)


                                 (408) 735-5800
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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                      INFORMATION TO BE INCLUDED IN REPORT


Item 5:  Other Events

On September 24, 2002, Cylink Corporation (the "Company") submitted its application to Nasdaq to move trading of its common stock from the Nasdaq National Market to the Nasdaq Small Cap Market.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CYLINK CORPORATION
                                                 (the Company)

                                             By:  /s/ Robert Fougner
                                                 -------------------------------
                                                 Robert Fougner
                                                 Vice President, General Counsel

Dated:  September 26, 2002